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                                                                               1









                                            AMENDMENT No. 2, dated as of October
                                    20, 1998 (this  "Amendment"),  to the Credit
                                    Agreement  dated  as of March  6,  1998,  as
                                    amended  (the  "Credit  Agreement"),   among
                                    TEREX  CORPORATION,  a Delaware  corporation
                                    ("Terex"),   TEREX  EQUIPMENT   LIMITED,   a
                                    company   organized   under   the   laws  of
                                    Scotland,  P.P.M.  S.A., a company organized
                                    under the laws of the  Republic  of  France,
                                    UNIT RIG  (AUSTRALIA)  PTY.  LTD., a company
                                    organized under the laws of New South Wales,
                                    Australia,   and  P.P.M.  Sp.A.,  a  company
                                    organized  under the laws of the Republic of
                                    Italy, the Lenders (as defined in the Credit
                                    Agreement), the Issuing Banks (as defined in
                                    the  Credit  Agreement)  and  CREDIT  SUISSE
                                    FIRST  BOSTON,  a bank  organized  under the
                                    laws of Switzerland,  acting through its New
                                    York  branch  ("CSFB"),   as  administrative
                                    agent (in such capacity, the "Administrative
                                    Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

                  A. Pursuant to the Credit Agreement, the Lenders and the Issuing Banks have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

                  B. The Borrowers have requested that certain provisions of the Credit Agreement be amended as set forth herein.

                  C. The Required Lenders are willing to amend the Credit Agreement, pursuant to the terms and subject to the conditions set forth herein.

                  D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Amendment to the Preliminary Statement of the Credit Agreement. The third sentence of the second paragraph of the preliminary statement of the Credit Agreement is hereby amended by replacing the amount "$35,000,000" with the amount "$60,000,000".

                  SECTION  2.  Amendment  to  Section   2.23(b)  of  the  Credit
Agreement. The last sentence of Section 2.23(b) of the Credit Agreement is hereby amended by replacing the amount "$35,000,000" with the amount "$60,000,000".

                  SECTION 3. Representations and Warranties. Each of the Borrowers represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in
Article III  of  the  Credit  Agreement are  true  and correct  in  all material

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                                                                               2

respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

                  SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above on the date that the Administrative Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Required Lenders.

                  SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Swingline Lender, any Issuing Bank, the Collateral Agent or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

                  SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                             TEREX CORPORATION,

                                                 by
                                                   /s/ Susan K. Sutherland
                                                 -------------------------------
                                                   Name:     Susan K. Sutherland
                                                   Title:    Treasurer



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                                                                               3

                                             TEREX EQUIPMENT LIMITED,

                                                 by
                                                   /s/ Eric Cohen
                                                 -------------------------------
                                                   Name:     Eric Cohen
                                                   Title:    Director


                                             P.P.M. S.A.,

                                                 by
                                                   /s/ J.M. Fleury
                                                 -------------------------------
                                                   Name:   J.M. Fleury
                                                   Title:  V.P., General Manager


                                             UNIT RIG (AUSTRALIA) PTY. LTD.,

                                                 by
                                                   /s/ Eric Cohen
                                                 -------------------------------
                                                   Name:  Eric Cohen
                                                   Title:    Director


                                             P.P.M. Sp.A,

                                                 by
                                                   /s/ Michele Hillebrand
                                                 -------------------------------
                                                   Name:     Michele Hillebrand
                                                   Title:    General Manager



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                                                                               4



                                       CREDIT SUISSE FIRST BOSTON,
                                       individually and as Administrative Agent,
                                       Collateral Agent and Swingline Lender,

                                                 by
                                                   /s/ William O'Daly
                                                 -------------------------------
                                                   Name:     William O'Daly
                                                   Title:    Vice President

                                                 by
                                                   /s/ J. Glodowski
                                                 -------------------------------
                                                   Name:     J. Glodowski
                                                   Title:    Managing Director


                                             ABN AMRO BANK N.V.,

                                                 by
                                                   /s/ Donald Sutton
                                                 -------------------------------
                                                   Name:  Donald Sutton
                                                   Title:    Vice President

                                                 by
                                                   /s/ Stephen Van Besien
                                                 -------------------------------
                                                   Name:   Stephen Van Besien
                                                   Title:   Group Vice President


                                          ALLIANCE CAPITAL MANAGEMENT
                                          L.P., as Manager on behalf of ALLIANCE
                                          CAPITAL FUNDING, L.L.C. by:
                                          ALLIANCE CAPITAL MANAGEMENT
                                          CORPORATION, General Partner of
                                          Alliance Capital Management L.P.,

                                                 by
                                                   /s/ Kenneth G. Ostmann
                                                 -------------------------------
                                                   Name:  Kenneth G. Ostmann
                                                   Title:    Vice President




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                                                                               5


                                             ARES LEVERAGED INVESTMENT
                                             FUND L.P.,

                                             by   ARES Management, L.P.

                                             by    ARES Operating Member, LLC
                                             Its   General Partner

                                                 by
                                                   /s/ David A. Sachs
                                                 -------------------------------
                                                   Name:   David A. Sachs
                                                   Title:    Vice President


                                             BANK OF TOKYO-MITSUBISHI TRUST
                                             COMPANY,

                                                 by
                                                   /s/ Paul Malecki
                                                 -------------------------------
                                                   Name:   Paul Malecki
                                                   Title:    Vice President


                                             BANKBOSTON N.A., as Revolver and
                                             Term A Lender,

                                                 by
                                                   /s/ Garrett Quinn
                                                 -------------------------------
                                                   Name:  Garrett Quinn
                                                   Title:    Vice President


                                             BANKBOSTON, N.A.,

                                                 by
                                                   /s/ Garrett Quinn
                                                 -------------------------------
                                                   Name:   Garrett Quinn
                                                   Title:    Vice President


                                             CIBC INC.,

                                                 by
                                                   /s/ Timothy Doyle
                                                 -------------------------------
                                                   Name:   Timothy Doyle
                                                   Title:    Managing Director




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                                                                               6


                                             CREDIT LYONNAIS, NEW YORK
                                             BRANCH,

                                                 by
                                                 -------------------------------
                                                   Name:
                                                   Title:


                                             CYPRESSTREE INVESTMENT
                                             PARTNERS I, LTD., BY: CYPRESSTREE
                                             INVESTMENT MANAGEMENT
                                             COMPANY INC., as portfolio manager,

                                                 by
                                                   /s/ Philip C. Robbins
                                                 -------------------------------
                                                   Name:   Philip C. Robbins
                                                   Title:     Principal


                                             DEBT STRATEGIES FUND II, INC.,

                                                 by
                                                 -------------------------------
                                                   Name:
                                                   Title:


                                             DRESDNER BANK AG, NEW YORK
                                             AND GRAND CAYMAN BRANCHES,

                                                 by
                                                 -------------------------------
                                                   Name:
                                                   Title:

                                                 by
                                                 -------------------------------
                                                   Name:
                                                   Title:


                                             FIRST DOMINION FUNDING I,

                                                 by
                                                 -------------------------------
                                                   Name:
                                                   Title:





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                                                                               7


                                              FIRST UNION NATIONAL BANK,

                                                 by
                                                  /s/ Hank Biedrzyscki
                                                 -------------------------------
                                                  Name: Hank Biedrzyscki
                                                  Title: Vice President/Director


                                             GENERAL ELECTRIC CAPITAL
                                             CORPORATION,

                                                 by
                                                   /s/ Janet K. Williams
                                                 -------------------------------
                                                Name: Janet K. Williams
                                                Title: Duly Authorized Signatory


                                             KZH III LLC,

                                                 by
                                                   /s/ Virginia Conway
                                                 -------------------------------
                                                   Name:   Virginia Conway
                                                   Title: Authorized Agent


                                             LEHMAN COMMERCIAL PAPER INC,

                                                 by
                                                   /s/ Michelle Swanson
                                                 -------------------------------
                                                   Name:   Michelle Swanson
                                                   Title:   Authorized Signatory


                                             MARINE MIDLAND BANK,

                                                 by
                                                   /s/ Randolph M. Ross
                                                 -------------------------------
                                                   Name:   Randolph M. Ross
                                                   Title: Authorized Signatory


                                             MERRILL LYNCH GLOBAL
                                             INVESTMENT SERIES:  INCOME
                                             STRATEGIES PORTFOLIO, by MERRILL
                                             LYNCH ASSET MANAGEMENT, L.P., as
                                             investment advisor,

                                                 by
                                                   /s/ Paul Travers
                                                 -------------------------------
                                                   Name:   Paul Travers
                                                   Title:     Vice President



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                                                                               8



                                             MERRILL LYNCH, PIERCE, FENNER &
                                             SMITH INCORPORATED,

                                                 by
                                                   /s/ Neil Brisson
                                                 -------------------------------
                                                   Name:   Neil Brisson
                                                   Title:    Director


                                             MERRILL LYNCH PRIME RATE
                                             PORTFOLIO, by MERRILL LYNCH
                                             ASSET MANAGEMENT, L.P., as
                                             investment advisor,

                                                 by
                                                   /s/ Paul Travers
                                                 -------------------------------
                                                   Name:   Paul Travers
                                                   Title:     Vice President


                                             MOUNTAIN CLO TRUST,

                                                 by
                                                 -------------------------------
                                                   Name:
                                                   Title:


                                             NATIONAL CITY BANK,

                                                 by
                                                   /s/ Joseph D. Robison
                                                 -------------------------------
                                                   Name:   Joseph D. Robison
                                                   Title:    Vice President


                                             PAM CAPITAL FUNDING LP

                                             by   HIGHLAND CAPITAL
                                             MANAGEMENT, L.P., as Collateral
                                             Manager

                                                 by
                                                  /s/ Mark K. Okada
                                                 -------------------------------
                                                 Name:   Mark K. Okada CFA
                                                 Title: Executive Vice President





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                                                                               9


                                             PUTNAM DIVERSIFIED INCOME
                                             TRUST,

                                                 by
                                                 -------------------------------
                                                   Name:
                                                   Title:


                                             PUTNAM FIDUCIARY TRUST
                                             COMPANY, on behalf of PUTNAM HIGH
                                             YIELD MANAGED TRUST,

                                                 by
                                                 -------------------------------
                                                   Name:
                                                   Title:


                                             PUTNAM HIGH YIELD TRUST,

                                                 by
                                                 -------------------------------
                                                   Name:
                                                   Title:


                                             PUTNAM VARIABLE TRUST, on behalf
                                             of PUTNAM VT DIVERSIFIED INCOME
                                             FUND,

                                                 by
                                                 -------------------------------
                                                   Name:
                                                   Title:


                                             SKANDINAVISKA ENSKILDA
                                             BANKEN AB (publ), NEW YORK
                                             BRANCH,

                                                 by
                                                   /s/ Philip Montemurro
                                                 -------------------------------
                                                   Name:   Philip Montemurro
                                                   Title:    Vice President

                                                 by
                                                   /s/ Sveryer Johansson
                                                 -------------------------------
                                                   Name:   Sveryer Johansson
                                                   Title:     Vice President



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                                                                              10

                                             TORONTO DOMINION (TEXAS), INC.,

                                                 by
                                                 -------------------------------
                                                   Name:
                                                   Title:


                                             GOLDMAN SACHS CREDIT PARTNERS
                                             LP

                                                 by
                                                   /s/ Stephen J. McGuinness
                                                 -------------------------------
                                                   Name:   Stephen J. McGuiness
                                                   Title:     Managing Director


                                             KZH PAMCO LLC,

                                                 by
                                                   /s/ Virginia Conway
                                                 -------------------------------
                                                   Name:   Virginia Conway
                                                   Title:      Authorized Agent


                                             PAMCO CAYMAN, LTD.

                                             by  HIGHLAND CAPITAL
                                             MANAGEMENT, L.P., as Collateral
                                             Manager

                                                 by
                                                   /s/ Mark K. Okada
                                                 -------------------------------
                                                 Name:   Mark K. Okada CFA
                                                 Title: Executive Vice President


                                             DEUTSCHE FINANCIAL SERVICES
                                             CORPORATION

                                                 by
                                                 -------------------------------
                                                   Name:
                                                   Title: